                                               HILLS STORES COMPANY AND SUBSIDIARIES
                                          STATEMENT RE COMPUTATION OF PER SHARE EARNINGS

                                                         Successor Company
                                                         -----------------
                                        Thirteen      Fiscal Year    Thirteen         Seventeen
                                      Weeks Ended        Ended      Weeks Ended       Weeks Ended
                                      January 28,     January 28,   January 29,      January 29,
                                          1995           1995          1994             1994
                                      -----------     -----------   -----------      ------------
PRIMARY                                                                                             ||
                                                                                                    ||
  Weighted average number of                                                                        ||
    common shares assumed to be                                                                     ||
    outstanding during the period      10,797,637     10,794,013     9,000,000        9,000,000     ||
                                                                                                    ||
  Assumed conversion of preferred                                                                   ||
    stock                               3,207,195      3,207,195     5,000,000        5,000,000     ||
                                                                                                    ||
  Assumed exercise of stock options       105,733        104,290        73,845           56,470     ||
                                                                                                    ||
  Assumed exercise of stock rights              -              -             -                -     ||
                                                                                                    ||
  Assumed exercise of stock warrants            -              -             -                -     ||
                                       ----------    ----------     ----------       ----------     ||
                                       14,110,565    14,105,498     14,073,845       14,056,470     ||
                                       ==========    ==========     ==========       ==========     ||


                                                  Predecessor Company
                                                  -------------------
                                         Thirty-five      Thirteen       Fiscal Year
                                         Weeks Ended    Weeks Ended         Ended
                                          October 2,     January 30,      January 30,
                                             1993           1993             1993
                                         ------------   ------------     ------------
PRIMARY

  Weighted average number of
    common shares assumed to be
    outstanding during the period        19,757,390     19,757,390       19,757,339

  Assumed conversion of preferred
    stock                                       N/A            N/A              N/A

  Assumed exercise of stock options               -              -                -

  Assumed exercise of stock rights              N/A            N/A              N/A

  Assumed exercise of stock warrants            N/A            N/A              N/A
                                         ----------     ----------       ----------
                                         19,757,390     19,757,390       19,757,339
                                         ==========     ==========       ==========

                                                                                                                       EXHIBIT 11.1

                                               HILLS STORES COMPANY AND SUBSIDIARIES
                                          STATEMENT RE COMPUTATION OF PER SHARE EARNINGS

                                                         Successor Company
                                                         -----------------
                                        Thirteen      Fiscal Year    Thirteen         Seventeen
                                      Weeks Ended        Ended      Weeks Ended       Weeks Ended
                                      January 28,     January 28,   January 29,      January 29,
                                          1995           1995          1994             1994
                                      -----------     -----------   -----------      ------------
                                                                                                  ||
FULLY-DILUTED                                                                                     ||
                                                                                                  ||
  Weighted average number of                                                                      ||
    common shares assumed to be                                                                   ||
    outstanding during the period      10,797,637     10,794,013     9,000,000        9,000,000   ||
                                                                                                  ||
  Assumed conversion of preferred                                                                 ||
    stock                               3,207,195      3,207,195     5,000,000        5,000,000   ||
                                                                                                  ||
  Assumed exercise of stock options       132,446        130,360       123,566           94,492   ||
                                                                                                  ||
  Assumed exercise of stock rights        700,000        700,000       700,000          700,000   ||
                                                                                                  ||
  Assumed exercise of stock warrants            -              -             -                -   ||
                                                                                                  ||
  Assumed conversion of Convertible                                                               ||
    Junior Subordinated Debentures            N/A            N/A           N/A              N/A   ||
                                       ----------    ----------     ----------       ----------   ||
                                       14,837,278    14,831,568     14,823,566       14,794,492   ||
                                       ==========    ==========     ==========       ==========
                                                 Predecessor Company
                                                 -------------------
                                        Thirty-five      Thirteen       Fiscal Year
                                        Weeks Ended    Weeks Ended         Ended
                                        October 2,     January 30,      January 30,
                                            1993           1993             1993
                                        -----------    -----------      -----------

FULLY-DILUTED

  Weighted average number of
    common shares assumed to be
    outstanding during the period       19,757,390     19,757,390       19,757,339

  Assumed conversion of preferred
    stock                                      N/A            N/A              N/A

  Assumed exercise of stock options              -              -                -

  Assumed exercise of stock rights             N/A            N/A              N/A

  Assumed exercise of stock warrants           N/A            N/A              N/A

  Assumed conversion of Convertible
    Junior Subordinated Debentures       2,224,293      2,224,293        2,224,344
                                        ----------     ----------       ----------
                                        21,981,683     21,981,683       21,981,683
                                        ==========     ==========       ==========

                                                    2